EXHIBIT B






            MONTHLY PAYMENT INSTRUCTIONS AND
            NOTIFICATION TO THE TRUSTEE


            THE PRUDENTIAL BANK AND TRUST COMPANY



            PB&T MASTER CREDIT CARD TRUST

            SERIES 1992-B


            The undersigned, a duly authorized
            representative of The Prudential Bank
            and Trust Company ("PB&T"), as Servicer
            pursuant to the Pooling and Servicing
            Agreement dated as of June 1, 1992, the
            Series 1992-A Supplement dated as of
            June 1, 1992, and the Series 1992-B
            Supplement dated April 17, 1995
            (collectively, the "Pooling and
            Servicing Agreement") by and between
            PB&T and Chemical Bank as trustee, (the
            "Trustee"), does hereby certify as
            follows:

            A)	Capitalized terms used in this
            notice have their respective meanings
            set forth in the Pooling and Servicing
            Agreement; provided, that the "Preceding
            Monthly Period" shall mean the Monthly
            Period immediately preceding the
            calendar month in which this notice is
            delivered. References herein to certain sections and subsections are references to the respective sections and subsections of the Pooling and Servicing
            Agreement.  This notice is delivered
            pursuant to Section 4.06 of the Pooling
            and Servicing Agreement.

            B)	PB&T is the Servicer under the
            Pooling and Servicing Agreement.

            C)	The undersigned is a Servicing
            Officer.

            D)	The date of this notice is a
            Determination Date under the Pooling and Servicing Agreement.


            I.	INSTRUCTION TO MAKE A WITHDRAWAL

            Pursuant to Section 4.06, the Servicer
            does hereby instruct the Trustee (i) to
            make a withdrawal from the Series
            Finance Charge Account on April 14, 1997 which date is a Transfer Date under the Pooling and Servicing Agreement, in an aggregate amount as set forth below in respect to the following amounts and
            (ii) to apply the proceeds of such
            withdrawal in accordance with Section
            4.06:

            A) 	Pursuant to subsection 4.06 (a):
            (1) Interest at the Certificate Rate for
            the preceding Monthly Period on the
            Investor Interest
            ........	$879,198.61

            (2) Deficiency Amounts
            ............	$0.00

            B)	Pursuant to subsection 4.06(b):
            (1) The Investor Monthly Servicing Fees
            for the preceding Monthly Period
            .........		$316,666.67

            (2)
            Accrued and unpaid Investor Monthly
            Servicing Fees
            ............		$0.00

            C)	Pursuant to subsection 4.06 (c):
            (1) The Operating Expense Fee for the
            preceding Monthly
            Period...........	$9,816.67

            (2) Accrued and unpaid Operating Expense
            Fees ....					$0.00

            D)	Pursuant to subsection 4.06 (d):
            (1) The Monthly Enhancement Fee for the
            preceding Monthly
            Period.......	$6,299.03

            (2) Accrued and unpaid Enhancement Fees
            ....					$0.00

            E)	Pursuant to subsection 4.06 (e):
            (1) The Program Fee for the preceding
            Monthly
            Period........		$40,342.47

            (2) Accrued and unpaid Program Fees
            ..............		$0.00

            F)	Pursuant to subsection 4.06 (f):

            Aggregate Investor Default Amount for
            the preceding Monthly Period
            ............	$1,487,239.23

            G)	Pursuant to subsection 4.06 (g):

            Unreimbursed Investor Chargeoffs
            ........	$0.00

            H)	Pursuant to subsection 4.06(h):

            (1) Pay to the LOC Issuer for
            application in accordance with the
            Reimbursement
            Agreement..			$366,693.87

            (2) Pay
            remaining Excess Spread to the Holder of
            the Exchangeable Seller Certificate
            ........			$0.00



            B-2 I)	Pursuant to subsection
            4.13(i):

            (1)  Pay to the LOC Issuer persuant to
            4.13
            (a)...........		$0.00

            (2)  Deposit in the Cash Collateral
            Account persuant to 4.13
            (b).......		$0.00

            (3)  Pay to the Seller the excess, if
            any, of amounts received by the Trustee
            persuant to the Loan Agreement over the
            sum of (1) and (2)
            above.......		$0.00


            Total
            ...........		$366,693.87


            Pursuant to Section 4.08, during an
            Amortization Period, the Servicer does
            hereby instruct the Trustee (i) to make
            a withdrawal from the Series Principal
            Account on 04/14/97, which is a Transfer
            Date under the Pooling and Servicing
            Agreement, in an aggregate amount as set forth below in respect of the following amounts and (ii) to apply the proceeds of such withdrawal in accordance with
            Section 4.08:

            A)	During General Amortization
            Period: (1) Monthly Total Percentage
            Allocation for preceding Monthly Period
            .......	$18,429,945.86

            II.	NOTIFICATION TO MAKE WITHDRAWALS
            FROM THE CASH COLLATERAL ACCOUNT

            Pursuant to Section 4.06 and subsection
            4.09(c), the Servicer hereby notifies
            the Trustee to make withdrawals on
            04/14/97, the Transfer date of the
            current calendar month, from the Cash
            Collateral Account in an aggregate
            amount as set forth in C. below and to
            deposit such amount in the Finance
            Charge Account:

            A.	(i) The applicable Investor
            Percentages of Collections of Finance
            Charge Receivables, (ii) amounts
            deposited with respect to Cardholder
            Fees, Recoveries, Discount Option
            Receivables, Ineligible Finance Charge
            Receivables, Interchange Interest on
            Cash Collateral Account and (iii)
            interest on amounts in collection
            accounts, allocatedto the Series Finance
            Charge Account for the preceding Monthly
            Period
            ....			$3,106,256.54




            B-3

            B.	The sum of (a) Certificate
            Interest accrued during the preceding
            Monthly Period (plus any past due
            Certificate Interest), plus (b) the
            Investor Monthly Servicing Fee for the
            preceding Monthly Period (plus any past
            due Investor Monthly Servicing Fee),
            plus (c) the Operating Fee Expense (plus
            any past due Operating Fee Expense),
            plus (d) the Monthly Enhancement Fee
            (plus any past due Monthly Enhancement
            Fee), plus (e) the Program Fee (plus any
            past due Program Fees), plus (f) the
            Aggregate Investor Default Amount, if
            any, for the preceding Monthly Period
            .......			$2,739,562.67

            C.	The excess, if any, of B over A
            (the "Total Withdrawal Amount")
            ......	$0.00

            D.	The excess, if any, of A over B
            (the Excess Deposits due to Seller)
            ........			$366,693.87


            III.	ACCRUED AND UNPAID AMOUNTS

            After giving effect to the withdrawals
            and transfers to be made in accordance
            with this notice, the following amounts
            will be accrued and unpaid with respect
            to all Monthly Periods preceding the
            current calendar month:


            A)	Subsection 4.06 (a): The aggregate
            amount of all Deficiency Amounts
            .....		$0.00

            B)	Subsection 4.06 (b): The aggregate
            amount of all accrued and unpaid
            Investor Monthly Servicing Fees
            ......					$0.00

            C)	Subsection 4.06 (c): The aggregate
            amount of all accrued and unpaid
            Operating Fee
            Expenses..........		$0.00




            B-4

            D)	Subsection 4.06(d): The aggregate
            amount of all accrued and Monthly
            Enhancement
            Fees....	$0.00

            E)	Subsection 4.06 (e): The aggregate
            amount of all accrued and unpaid Program
            Fees......	$0.00

            F)	Subsection 4.06 (f): The aggregate
            amount of all unreimbursed Investor
            Chargeoffs........		$0.00





            IN WITNESS WHEREOF, the undersigned has
            duly executed this certificate this 8th
            day of April, 1997.


            THE PRUDENTIAL BANK AND TRUST COMPANY,
            Servicer


            By: Name:   Joel Rosenberg	  Tom
            Mason Title:  Senior Vice President




            B-5



            EXHIBIT C




            FORM OF MONTHLY CERTIFICATEHOLDER'S
            STATEMENT


            SERIES 1992-B

            THE PRUDENTIAL BANK & TRUST COMPANY


            PB&T MASTER CREDIT CARD TRUST CLASS I
            CERTIFICATES



            Under Section 5.02 of the Pooling and
            Servicing Agreement dated as of June 1,
            1992 and the Series 1992-A Supplement
            dated June 30, 1992 and the Series
            1992-B Supplement dated April 17, 1995
            (collectively, the "Pooling and
            Servicing Agreement") by and between The
            Prudential Bank & Trust Company ("PB&T") and Chemical Bank, as trustee (the
            "Trustee"), PB&T, as Servicer, is
            required to prepare certain information
            each month regarding current
            distributions to Series 1992-B
            Certificateholders and the performance
            of the PB&T Master Credit Card Trust
            (the "Trust") during the previous month.
             The information which is required to be
            prepared with respect to the
            Distribution Date of 04/15/97 and with
            respect to the performance of the Trust
            during the month of March, 1997 is set
            forth below. Certain information is
            presented on the basis of an amount of
            $1,000 per series 1992-B Certificate (a
            "Certificate").  Certain other
            information is presented based on the
            aggregate amounts for the Trust as a
            whole.  Capitalized terms used in this
            Statement have their respective meanings set forth in the Pooling and Servicing
            Agreement.

            A.	Information Regarding the Current
            Monthly Distribution (Stated on the
            basis of $1,000 Original Certificate
            Principal Amount.)

            1.	The total amount of the
            distribution to Certificateholders on
            04/15/97, per $1,000 original
            certificate principal amount
            .........	$101.63

            2.	The amount of the distribution set
            forth in paragraph 1 above in respect of
            principal of the Certificate, per $1,000
            original certificate principal amount
            ...........		$97.00

            3.	The
            amount of the distribution set forth in
            paragraph 1 above in respect of interest
            on the Certificates, per $1,000 original
            certificate principal amount
            ..............			$4.63
            B.	Information Regarding the
            Performance of the Trust

            1.	Collection of Principal
            Receivables

            The aggregate amount of Collections on
            Principal Receivables processed during
            the month of March, 1997 with respect to
            the Agreement
            .............	$20,432,312.48

            The aggregate amount of Collections on
            Principal Receivables processed during
            the month of March, 1997 with respect to
            all other Series pursuant to this
            Agreement ...		$0.00

            The
            amount of distribution allocable to
            Certificate Principal from all other
            Series pursuant to this Agreement
            ...........			$0.00

            The aggregate amount of Collections on
            Principal Receivables processed during
            the month ofMarch, 1997 which were
            allocated in respect of the Class 1
            Certificates
            ......					$18,429,945.86

            2.	Deficit General Amortization
            Amount				$0.00

            3.	Principal Receivables in the Trust

            (a)	As of the end of the last day of
            March, 1997 [the prior month]
            (distribution on the next Distribution
            Date will be allocated based upon the
            amounts set forth below):

            (1) The aggregate amount of Principal
            Receivables in the Trust (which reflects
            the Principal Receivables represented by
            the Seller Interest and by the Aggregate
            Investor Interests)
            .......		$205,041,366.62

            (2) The amount of Principal Receivables
            in the Trust represented by the Investor
            Interest of Series
            1992-B.				$190,000,000.00

            (3) The
            Investor Interest of Series 1992-B set
            forth in paragraph 3 (a) (2) above as a
            percentage of the aggregate amount of
            Principal Receivables set forth in
            paragraph 3 (a) (1) above
            ...............		92.66%

            C-2 (b)	As of the end of the last day
            of February 1997, (distributions on this Distribution Date have been allocated based upon the amounts set forth below):

            (1) The aggregate amount of Principal
            Receivables in the Trust (which reflects
            the Principal Receivables represented by
            the Seller Interest and by the Aggregate
            Investor Interests)
            ........	$210,640,415.54

            (2) The amount of Principal Receivables
            in the Trust represented by the Investor
            Interest of Series 1992-B
            ........	$190,000,000.00

            (3) The Investor Interest of Series
            1992-B set forth in paragraph 3 (a) (2)
            above as a percentage of the aggregate
            amount of Principal Receivables set
            forth in paragraph 3 (a) (1) above
            .........	90.20%

            4.	Delinquent Balances

            The aggregate amount of outstanding
            balances in Accounts which were
            delinquent as of the end of the day on:
            			3/31/97

            Receivables (a) 31 - 60
            days:..........	$3,363,463.50
            		1.64%

            (b) 61 - 90 days:
            .............	$2,628,027.83
            		1.28%

            (c) 91 - 120 days:
            ............	$2,037,723.92
            		0.99%

            (d) 121 - 150 days:
            ...........		$2,118,857.45
            		1.03%

            (e) 151 - 180 days:
            ...........		$1,857,568.65
            		0.91%

            (f) 181 - 190 days:
            ...........		$1,940,324.04
            		0.95%

            Total:		$13,945,965.39
            		6.80%

            C-3 5.	Investor Default Amount

            The aggregate amount of all defaulted
            Principal Receivables written off as
            uncollectible during the month of March,
            1997 allocable to the Investor Interest
            for Series 1992-B (the "Aggregate
            Investor Default Amount")
            ...........	$1,487,239.23

            6.	Investor Charge Offs

            (a) The excess of the Aggregate Investor
            Default Amount set forth in paragraph 5
            above, over the amount of the
            withdrawals from the Cash Collateral
            Account made to reimburse the Trust for
            such amount written off (an "Investor
            Charge Off")
            ..............		$0.00

            (b) The amount of the Investor Charge
            Offs set forth in paragraph 6 (a) above,
            per $1,000 original certificate
            principal amount (which will have the
            effect of reducing, pro rata, the amount
            of each Certificateholder's investment
            ..................		$0.00

            (c) The aggregate amount of Investor
            Charge Offs reimbursed on the Transfer
            Data immediately preceding such
            Distribution Data
            ...................		$0.00

            (d) The amount of the reimbursed
            Investor Charge Offs set forth in
            paragraph 6 (c) above, per $1,000
            original certificate principal amount
            .......................	$0.00

            7.	Investor Servicing Fee

            The amount of the Investor Monthly
            Servicing Fee payable by the Trust to
            the Servicer for the month of March,
            1997
            .....		$316,666.67

            8.	Available Cash Collateral Amount

            The amount available to be withdrawn
            from the Cash Collateral Account as of
            the close of business on 04/14/97 (the
            "Transfer Date"), after giving effect to
            all with- drawals, deposits and payments
            to be made in respect of the preceding
            months
            ......			$7,291,727.30

            The
            Required Cash Collateral Amount on the
            Transfer Date
            ....		$7,291,727.30

            C-4 9.	Available LOC Amount

            The available LOC amount as of the close
            of business on 04/14/97 (the "Transfer
            Date")...		$8,149,577.57

            9.A	The Required Enhancement Amount
            on the Transfer Date
            ................$15,441,304.87


            C.	The Pool Factor

            The Pool Factor for the  Record Date
            06/30/96 (which represents the ratio of
            the amount of the Investor Interest for
            Series 1992-B as of such Record Date
            (adjusted after taking into account any
            reduction in the Investor Interest which
            will occur on the following Distribution
            Date) to the Initial Investor Interest
            for Series 1992-B).  The amount of a
            Certificate- holder's pro rata share of
            the Investor Interest for Series 1992-B
            can be determined by multiplying the
            original denomination by the Pool Factor
            .........	1.0000000

            D.	Other Information

            Currently Effective Fixed Rate
            Receivable
            Percentage......			65.00%

            Interest Rate Cap Amount for the
            Transfer Date immediately preceding the
            Distribution
            Date..............	$0.00

            Portfolio
            Yield........		10.23%

            Base
            Rate.........	7.91%

            Excess Spread Percentage for the prior
            Monthly
            Period....2.32%

            Currently Effective Three Month Average
            Excess Spread
            Percentage.......2.57%

            Total amount of Finance Charge
            Receivable Collections processed during
            the preceding Monthly Period with
            respect to the
            Agreement.			$3,074,001.04

            C-5


            IN WITNESS WHEREOF, the undersigned has
            duly executed this certificate this 8th
            day of April, 1997.


            THE PRUDENTIAL BANK AND TRUST COMPANY,
            Servicer


            By: Name:   Joel Rosenberg	  Tom
            Mason Title:  Senior Vice President



            C-6

            Schedule - to Monthly Servicer's
            Certificate with respect to the Series
            1992-B Certificates


            THE PRUDENTIAL BANK & TRUST COMPANY
            ___________________________________________________

            PB&T MASTER CREDIT CARD TRUST II, SERIES
            1992-B, CLASS 1
            ___________________________________________________

            1.	The aggregate amount of the
            Investor Percentage of Collections of
            Principal Receivables processed by the
            Servicer pursuant to Section 4.06 during
            the preceding Monthly Period was equal
            to
            .......				$18,429,945.86

            2.	The
            aggregate amount of the Investor
            Percentage of Collections of Finance
            Charge Receivables (including amount
            deposited with respect to Interchange
            and the Investor Percentage of
            Recoveries) processed by the Servicer
            during the preceding Monthly Period was
            equal to
            .......				$2,873,527.94

            a.	The
            aggregate amount of the Investor
            Percentage of Collections of Finance
            Charge Receivables (excluding amount
            deposited with respect to Interchange
            and the Investor Percentage of
            Recoveries) processed by the Servicer
            pursuant to Section 4.06 during the
            preceding Monthly Period was equal to
            .......$2,614,143.31

            b.	The aggregate amount of
            Interchange to be deposited in the
            Series Finance Charge Account with
            respect to the Series 1992-B
            Certificates (pursuant to Section 3 (c)
            of the Series 1994-B Supplement) on the
            Transfer Date of the current calendar
            month is equal to
            ............	$158,331.38

            c.	The aggregate amount of Investor
            Percentage of Recoveries deposited in
            the Series Finance Charge Account with
            respect to the preceding Monthly Period
            was equal to
            ..........	$101,053.25

            3.	The aggregate amount of Investor
            Percentage of amounts with respect to
            Cardholder Fees deposited into the
            Series Finance Charge Account on or
            before the Transfer Date during the
            current Monthly Period with respect to
            the prior Monthly Period is equal to
            ..........	$200,473.11

            4.	The aggregate amount of Investor
            Percentage of amounts with respect to
            Ineligible Finance Charge Receivables
            deposited into the Series Finance Charge
            Account on or before the Transfer Date
            during the current Monthly Period with
            respect to the prior Monthly Period is
            equal to
            .........$0.00

            5.	The aggregate amount of Investor
            Percentage of amounts with respect to
            Discount Option Receivables deposited
            into the Series Finance Charge Account
            on or before the Transfer Date during
            the current Monthly Period with respect
            to the prior Monthly Period is equal to
            .........						$0.00

            6.	The aggregate amount of funds
            deposited into the Seller's Account in
            connection with Credit Adjustments and
            Ineligible Principal Receivables with
            respect to the previous Monthly Period
            is equal for
            ......	$0.00

            7.	The aggregate amount of funds on
            deposit in the Series Finance Charge
            Account allocable to the Series 1992-B
            Certificates with respect to Collections
            processed as of the end of the last day
            of the preceding Monthly Period was
            equal to
            ........	$3,074,001.04

            8.	The aggregate amount of funds on
            deposit in the Series Principal Account
            allocable to the Series 1992-B
            Certificates with respect to Collections
            processed as of the last day of the
            preceding Monthly Period was equal to
            ...........		$18,429,945.86

            9.	The aggregate amount of funds on
            deposit in the Seller's Account
            allocable to the Series 1992-B
            Certificates as of the Transfer Date is
            equal to
            ...........$0.00

            10.	The Total Withdrawal Amount
            required to be made from the Cash
            Collateral Account pursuant to Section
            4.06 on the Transfer Date in the current
            calendar month is equal to
            ..........	$0.00


            11.	The aggregate amount to be
            withdrawn from the Series Finance Charge
            Account and paid in accordance with the
            Loan Agreement pursuant to subsection
            4.06 (h) on the Transfer Date on the
            current calendar month is equal to
            .........	$366,693.87


            12.	The
            Cash Collateral Account Surplus on the
            Transfer Date in the Current calendar
            month is equal to
            ..........	$0.00

            S-2 13.	The aggregate amount to be
            withdrawn from the Cash Collateral
            Account and to be paid in accordance
            with the Reimbursement Agreement on the
            Transfer Date on the current calendar
            month is equal to
            .......	$0.00

            14.	The Available Cash Collateral
            Amount on the Transfer Date of the
            current calendar month, after giving
            effect to the deposits and withdrawals
            specified above, is equal to
            ......	$7,291,727.30

            15.	The
            amount of interest payable to the Series
            1992-B Certificateholders on the
            Distribution Date in the current
            calendar month is equal to
            .......	$879,198.61

            16.	The amount of principal payable
            to the Series 1992-B Certificateholders
            on the Distribution Date in the current
            calendar month is equal to
            .....$18,429,945.86

            17.	The sum of all amounts payable to
            the Series 1992-B Certificateholders on
            the Distribution Date in the current
            calendar month is equal to
            .....$19,309,144.47

            18.	To the knowledge of the
            undersigned, no Series 1992-B Pay Out
            event or Trust Pay Out Event has
            occurred except as described below:

            None



            IN WITNESS WHEREOF, the undersigned has
            duly executed this certificate this 8th
            day of April, 1997.




            THE PRUDENTIAL BANK AND TRUST COMPANY,
            Servicer


            By: Name:   Tom Mason Title:  Senior
            Vice President



            EXHIBIT A to Reimbursement Agreement

            MONTHLY PAYMENT CERTIFICATE

            PRUDENTIAL BANK AND TRUST COMPANY

            PBT&T MASTER CREDIT CARD TRUST SERIES
            1992-B, CLASS I

            The undersigned is a duly authorized
            representative of The Prudential Bank &
            Trust Company ("PB&T"), as Servicer
            under the Loan Agreement dated as of
            June 30, 1992 (The "Loan Agreement")
            among Chemical Bank, as Trustee (the
            "Trustee"), PB&T, and Swiss Bank
            Corporation, New York Branch, as Agent
            (the "Agent") and as a bank (the "Bank"
            and, as collectively with the Asignees,
            the "Banks") does hereby certify as
            follows:

            (a)	Capitalized terms used in this
            certificate have the respective meanings set forth in the Loan Agreement, and references herein to certain sections and subsections are references to the respective sections and subsections of the Loan Agreement.


            (b)	PB&T is the Servicer under the
            Reimbursement Agreement.

            (c)	The undersigned is duly
            authorized by PB&T, as Servicer, to
            instruct the Trustee to make the
            payments designated herein.

            (d)	The total amount of Available
            Funds and Earnings
            equals:				$366,693.87


            I.	Fees, Expenses and Other Amounts.

            Pursuant to Section 2.11, the Servicer
            hereby directs the Trustee to make the
            following payments to the Agent for
            application to the Banks out of the
            total amount of Available Funds and
            Earnings (see (d) above):

            (1)	Amounts payable to the Banks
            under Section 2.4.

            (A)	Interest and principal on L/C
            draws			$0.00

            (B)	Unpaid Monthly L/C
            Fee			$0.00

            (C)	Cash Collateral Account
            Deficiencies

            (D)	Other Amounts owed the L/C
            Bank			$0.00

            (E)	L/C Commitment
            Fee			$0.00

            (F)	Total amount payable (A + B + C +
            D + E)			$0.00


            (6)	Remaining Available Funds and
            Earnings ((d) -
            (I.F))			$366,693.87



            II.	Finance Charge Shortfall Amounts

            (1)	Available Funds and Earnings to
            support other Finance Charge Sharing
            Series in Group
            One.				$366,693.87

            (2)	Finance Charge Shortfalls in
            other Finance Charge Sharing Series in
            Group One.				N/A

            (3)	If a Finance Charge Shortfall
            exists in 1992-B, Available Funds and
            Earnings from other Finance Charge
            Sharing Series				N/A

            (4)	Allocable Finance Charge
            Percentage				100%

            (5)	Remaining Available Funds and
            Earnings				$366,693.87


            III.	Principal Shortfall Amounts

            (1)	Available Funds and Earnings to
            support other Principal Sharing Series
            in Group One.				$366,693.87

            (2)	Princicpal Shortfalls in other
            Principal Sharing Series in Group
            One.				N/A

            (3)	If a Principal Shortfall exists
            in 1992-B, Available Funds and Earnings
            from other Principal Sharing
            Series				N/A

            (4)	Allocable Principal Shortfall
            Percentage				100%

            (5)	Remaining Available Funds and
            Earnings				$366,693.87


            IV.	Remaining Amount

            (1)	Remaining Available Funds and
            Earnings payable to PB&T

            (see (II) (4))		$366,693.87



            THE
            PRUDENTIAL BANK AND TRUST COMPANY,
            Servicer


            By: Name:  Tom Mason Title:  Senior Vice
            President	The Prudential Bank and
            Trust Company


            For Monthly Period ended:
                  			3/31/97

            Interest Period (# of days):
                           			31

            Date of this Report: 			4/8/97

            Period (Revolving, Controlled
            Amortization or Rapid Amortization):
                       Revolving


            A.	Excess Spread Calculation (per
            Reimbursement Agreement):

            1	Collections of Finance Charge
            Receivables
            (excluding					$2,614,143.31
            Interchange and Recoveries) (Schedule to the Monthly Servicer's Certificate 2.a.)

            2	Cardholder Fees (Schedule to the
            Monthly
            Servicer's					$200,473.11
            Certificate 3.)

            3	Ineligible Finance Charge
            Receivables
            (Schedule					$0.00 to
            the Monthly Servicer Certificate 4.)

            4	Discount Option Receivables
            (Schedule to
            the					$0.00 Monthly
            Servicer Certificate 5.)

            5	Interchange (Schedule to the
            Monthly
            Servicer					$158,331.38
            Certificate 2.b.)

            6	Recoveries (Schedule to the Monthly
            Servicer					$101,053.25
            Certificate 2.c.)

            6.A	Interest Rate Cap Amounts
            Payable					$0.00

            6.B	Finance Charge
            Inflow					$0.00

            6.C	Earnings on Cash Collateral
            Account					$32,255.49

            7	Sum of all spread components (A1 +
            A2 + A3 + A4 +
            	$3,106,256.54 A5 +
            A6 + A6.A + A.6B +A.6C)



            8	Certificate Interest to be paid on
            Distribution
            	$879,198.61 Date
            (Schedule to the Monthly Servicer
            Certificate 17.)

            9	Investor Monthly Servicing Fee
            (Monthly
            Certificate-
            		$316,666.67 holders'
            Statement 7.)

            10	Operating Expense Fee (Monthly
            Payment
            Instructions
            	$9,816.67
            and Notification C(1))

            11	Monthly Enhancement Fee (Monthly
            Payment
            Instructions
            $6,299.03
            and Notification D(1))

            12	Program Fee (Monthly Payment
            Instructions
            $40,342.47 and
            Notification E(1))

            13	Aggregate Investor Default Amount
            (Monthly
            $1,487,239.23
            Certificate holders' Statement B.5)

            14	Reimbursement of Investor Charge
            Offs (Monthly
            $0.00
            Certificate holders' Statement B.6.c.)

            16	Sum of all expenses (A8 + A9 + A10
            + A11 + A12 +
            $2,739,562.68 A13 +
            A14 )

            17	Excess spread (A7 -
            A16)					$366,693.87

            18	Excess spread Percentage for
            Monthly Period
            2.32%
            (A17/B1 * 12)

            B.	Spread Account Cap

            1	Investor Interest on the first day
            of the Monthly
            Period
            $190,000,000.00

            2	Investor Interest on the last day
            of the Monthly
            Period
            $190,000,000.00

            3	Average
            Excess Spread Percentage for three
            preceding
            2.57%
            Monthly Periods

            4	Average Excess Spread Percentage
            for twelve
            preceding
            2.01%
            Monthly Periods

            5	Spread Account Cap for preceding
            Monthly
            Period
            $3,800,000.00

            6	Spread Account Trigger

            Upward Trigger (Monthly): a)	If  B3
            <= 3.0% but B3 >= 2.25%, then
            B7=		$3,800,000

            b)	If  B3 <= 2.25% but B3 >=
            2.00%,then B7=		$7,600,000

            c)	If B3 < 2.00%, then B7
            =		$8,075,000

            7	Applicable Spread Account Cap for
            next
            succeeding
            $7,291,727.30 Transfer
            Date (B6a, B6b,B6c if applicable,
            otherwise B5)

            8	Required Cash Collateral Amount ,
            or
            $7,291,727.30

            a)	if Payout Commencement Date (the
            greater of  12.0% * B2 and 2% B1)

            9	Cash Collateral Amount as of the
            last Transfer
            Date
            $3,800,000.00

            10	Cash Collateral Amount on the next
            succeeding Transfer
            Date
            $7,291,727.30

            11	Seller's Collateral Account
            Deficiency (B8 -
            B10)
            $0.00

            12	Stated Amount of
            LOC
            $13,300,000.00

            13	Maximum LOC
            Amount
            $17,100,000.00

            14	Less
            Drawings
            $0.00

            15	Unutilized LOC amount as of the
            last
            Transfer
            $3,800,000.00
            Date

            C.	Calculation of Minimum Seller
            Interest

            1	Minimum Aggregate Principal
            Receivables
            $204,301,075.23
            (107.5268817% * aggregate Initial
            Investor Interest)

            2	Minimum Seller Interest (7.00% *
            C1)					$14,301,075.27

            3	Lowest Average Seller Interest for
            any fifteen-day
            $15,573,903.68
            period during the preceding Monthly
            Period (computed  on the Schedule 1 to
            Exhibit A)

            4	Breach of Minimum Seller Interest
            during the
            No preceding Monthly
            Period ("Yes" or "No")

            5	Deficiency in Minimum Seller
            Interest (C2 -
            C3)					0.00


            C.	Remaining Amount

            L/C Commitment Fee
            	$0.00

            Remaining Available Funds and
            Earnings
            $366,693.87





            3 Month Avg.	12 Month Avg.
            Reporting		Excess Spread	Excess
            Spread	Excess Spread Period	Excess
            Spread	Percentage	Percentage	Percentage

            Sep-95	59,416.29	2.85%
            Oct-95	131,691.16	3.16%
            Nov-95	285,547.03	4.57%	3.53%
            Dec-95	353,064.79	4.24%	3.99%
            Jan-96	436,532.69	4.19%	4.33%
            Feb-96	272,846.48	2.18%	3.54%
            Mar-96	650,055.76	4.46%	3.61%
            Apr-96	682,205.50	4.31%	3.65%
            May-96	348,859.03	2.20%	3.66%
            Jun-96	-171,027.12	-1.08%	1.81%
            Jul-96	496,034.69	3.13%	1.42%
            Aug-96	421,793.96	2.66%	1.57%	3.07%
            Sep-96	370,275.97	2.34%	2.71%	3.03%
            Oct-96	-83,960.06	-0.53%	1.49%	2.72%
            Nov-96	176,397.59	1.11%	0.97%	2.43%
            Dec-96	354,620.91	2.24%	0.94%	2.27%
            Jan-97	538,765.70	3.40%	2.25%	2.20%
            Feb-97	316,572.90	2.00%	2.55%	2.19%
            Mar-97	366,693.87	2.32%	2.57%	2.01%
            0.00%	1.44% 0.00%	0.77%
            0.00%	0.00% 0.00%	0.00%
            0.00%	0.00% 0.00%	0.00%
            0.00%	0.00%



            ADDITIONAL MONTHLY PAYMENT INSTRUCTIONS
            AND NOTIFICATION TO THE TRUSTEE


            THE PRUDENTIAL BANK AND TRUST COMPANY



            PB&T MASTER CREDIT CARD TRUST

            SERIES 1992-B


            The undersigned, a duly authorized
            representative of The Prudential Bank
            and Trust Company ("PB&T"), as Servicer
            pursuant to the Pooling and Servicing
            Agreement dated as of June 30, 1992 and
            the Series 1992-A Supplement dated as of June 30, 1992 and the Series 1992-B
            Supplement dated April 17, 1995
            (collectively, the "Pooling and
            Servicing Agreement") by and between
            PB&T and Chemical Bank as trustee, (the
            "Trustee"), does hereby cerify as
            follows:

            A)	PB&T is the Servicer under the
            Pooling and Servicing Agreement.

            B)	The undersigned is a Servicing
            Officer.

            C)	The date of this notice is a
            Determination Date under the Pooling and Servicing Agreement.

            I.	INSTRUCTION TO MAKE A WITHDRAWAL

            The Servicer does hereby instruct the
            Trustee (i) to make a withdrawal from
            the Series Finance Charge Account on
            April 14, 1997 which date is a Transfer
            Date and (ii) to pay to PB&T the excess
            deposits from the preceding Monthly
            Period after making distributions
            pursuant to Section 4.06 as scheduled
            below:

            Total deposits from the preceding
            Monthly Period
            ...	$2,715,196.56

            Interest at the Certificate Rate for the
            preceding Monthly period on the Investor
            Interest......	$879,198.61

            Payment pursuant to subsection 4.06 (f)
            and in accordance with Section 2.11 of
            the Loan Agreement
            .........	$366,693.87


            Amount from Cash
            Collateral			$0.00

            Excess deposits due to
            PB&T..........	$1,469,304.08


            IN WITNESS WHEREOF, the undersigned has
            duly executed this certificate this 8th
            day of April, 1997.

            THE PRUDENTIAL BANK AND TRUST COMPANY,



            By: Name:   Tom Mason Title:  Senior
            Vice President